Exhibit 99.2

Third Quarter  2012 Earnings Conference Call 5 November 2012 1

Introductions 2 Bruce Hoechner President & CEO Dennis Loughran VP Finance and Chief Financial Officer Bob Daigle Senior VP, Power Electronic Solutions, and Chief Technology Officer

Safe Harbor Statement Statements in this presentation other than historical facts, including without limitation statements regarding the Company’s business strategy, future results of operations and financial position, and plans and objectives of management, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include economic conditions, market demand and pricing, competitive and cost factors, rapid technological change, new product introductions, legal proceedings, and other risk factors described in the Company’s Form 10-K for the fiscal year ended December 31, 2011 with the Securities and Exchange Commission (SEC) and other Company filings with the SEC. Disclaimer 3

Megatrend Highlights 4 Q3 Comments Clean Technology • Industrial motor controls sales declined due to constrained global capital investment • Strong growth in automotive applications Mass Transit • Sales decline due to lagging China and Europe rail investment Internet • Strong growth in smart antennas • Mobile device sales driven by tablet computers and protective cases Other • Sales growing in automotive radar

Opportunities & Design-Ins 5 Q3 Comments• 793 Total Design Opportunities in the Pipeline • Significant # of Design-Ins moved into production in Q3 • Opportunities across all key megatrend markets Third Quarter 2012 Opportunity Pipeline

Business Segment Performance Q3 Comments • Power Electronics down significantly due to dependence on industrial CAPEX and global infrastructure investment • High Performance Foams up10.9% over Q2-2012 • Printed Circuit Materials up 7.2% over Q2-2012 6 Net Sales $130.2 $147.3

Dennis Loughran, Chief Financial Officer Financial Highlights Dennis Loughran VP Finance and Chief Financial Officer 7 7

Streamlining Progress 8 Q3 Comments • $1.5M ahead of planned savings in Q3 • Projecting $5M in 4th Quarter savings - $1.7M ahead of plan Sales

Profitability Q3 Comments Key contributors to margin Q3-2012 vs. Q3-2011: • One-time charges from Bremen closure • Lower sales revenues • Inventory reduction • Benefit from $4.5 million in cost improvements from streamlining initiatives 9

Spending Q3 Comments SG&A • The Q3-2012 SG&A was 19.3% which includes 0.7% of one-time expenses• Sales decline vs. prior year represents 200 basis point negative impact in the percent of sales for Q3-2012 R&D • Holding R&D spending between 3.5% - 4.0% in near-term SG&A R&D 10

Liquidity Q3 Comments • Strong history of cash generation and liquid reserves • Q3-2012 Impacted by: • Pension settlement payment $6M • Accounts receivable up due to sales increase • Debt reduced during Q3 by $14 million through scheduled $2.5 million and voluntary $11.5 million in payments Reported Cash and Debt 11

Q4-2012 Financial Guidance 12 Guidance As of 11/5/12 Net Sales $129 to $135 Million EPS* $0.69 to $0.79 per diluted share *Non-GAAP earnings per diluted share from continuing operations, which excludes charges for any severance and restructuring expenses associated with the relocation of the Curamik inspection operations and any other special charges, which are not estimable at this time.

Material Solutions for a Bright Future BISCO, CONDUX PLUS, COOLSPAN, DermaBak, DFLX, DURA-SHAPE, DUREL, DUROID, E/bak, ENDUR, eSorba, eSorba FRIKON, HEATWAVE, IRSM-35, LOPRO, MAGNIFOAM, MF1, MF SILTEC, MPC, NITROPHYL, PERMAFRESH, PORON, PORON MEDICAL, PORON XRD, PROTOLIGHT, ProZorb, R/bak, R/flex, R/flex JADE, R/Stik, RO2800, RO3000, RO4000,RO4003, RO4233, RO-LINX, RO-LINX POWERCIRCUIT, RT/duroid, RX, SHIPGRIPS, SHOCKSEAL, SYRON, THETA, THINSTIK, TMM, ULTRALAM, XRD, XT/duroid, The world runs better with Rogers., and the R logo are licensed trademarks of Rogers Corporation. Questions? 13 BISCO, CONDUX PLUS, COOLSPAN, DermaBak, DFLX, DURA-SHAPE, DUREL, DUROID, E/bak, ENDUR, eSorba, eSorba FRIKON, HEATWAVE, IRSM-35, LOPRO, MAGNIFOAM, MF1, MF SILTEC, MPC, NITROPHYL, PERMAFRESH, PORON, PORON MEDICAL, PORON XRD, PROTOLIGHT, ProZorb, R/bak, R/flex, R/flex JADE, R/Stik, RO2800, RO3000, RO4000,RO4003, RO4233, RO-LINX, RO-LINX POWERCIRCUIT, RT/duroid, RX, SHIPGRIPS, SHOCKSEAL, SYRON, THETA, THINSTIK, TMM, ULTRALAM, XRD, XT/duroid, The world runs better with Rogers., and the R logo are licensed trademarks of Rogers Corporation. 13